CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board,  President and Chief Executive Officer
of  First  Trust  Specialty  Finance  and  Financial   Opportunities  Fund  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 23, 2009                     /S/ JAMES A. BOWEN
     ----------------------------         --------------------------------------
                                          James A. Bowen, Chairman of the Board,
                                          President and Chief Executive Officer
                                          (principal executive officer)


I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust Specialty Finance and Financial Opportunities Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 23, 2009                       /S/ MARK R. BRADLEY
     ----------------------------            -----------------------------------
                                             Mark R. Bradley, Treasurer,
                                             Controller, Chief Financial Officer
                                             and Chief Accounting Officer
                                             (principal financial officer)